ANNUAL REPORT
DECEMBER 31, 1998


TEMPLETON RETIREMENT ANNUITY

- TRA SEPARATE ACCOUNT
- TEMPLETON VARIABLE
  PRODUCTS SERIES FUND -
  TEMPLETON STOCK FUND - CLASS I


[FRANKLIN LOGO](R) FRANKLIN(R) TEMPLETON(R)

PAGE


TABLE OF CONTENTS

Letter to Contract Owners. .................................................       2

Manager's Discussion .......................................................    TS-1

Performance Summary ........................................................    TS-4

Financial Highlights and Statement of Investments ..........................    TS-5

Financial Statements .......................................................   TS-11

Notes to Financial Statements ..............................................   TS-14

Independent Auditor's Report ...............................................   TS-17

Tax Designation ............................................................   TS-18

Templeton Funds Retirement
Annuity Separate Account
Financials .................................................................    SA-1

Templeton Variable Products Series Fund
Prospectus Supplement ......................................................    PS-1


Please retain this document, including the enclosed prospectus supplement on page PS-1, with your current prospectus for reference.

PAGE


LETTER TO CONTRACT OWNERS



Dear Contract Owner:

We are pleased to bring you the annual report of Templeton Retirement Annuity for the 12 months ended December 31, 1998.

During the year under review, stock markets around the world gave new meaning to the word "volatility." Some European and U.S. equity markets reached all-time highs during the first part of the period, but by late summer, they suffered major declines due largely to Asia's financial turmoil and Russia's economic meltdown. However, they generally rallied in October and November, finishing the year with significant gains. Conversely, many Latin American markets experienced substantial losses in 1998, while Asian markets posted mixed results.

In the U.S., large-capitalization companies led the market, with the Dow Jones(R) Industrial Average rising 18.1% and the Standard & Poor's(R) 500 Stock Index posting a return of 28.6% for the reporting period. However, many small-cap stocks did not fare as well, and the Russell 2000(R) Index declined 2.6%.*

Most European equity markets appreciated substantially in 1998 in an environment of falling interest rates, benign inflation, government tax incentives, and increased management focus on shareholder value. Italian, Spanish, and French markets, all of which increased more than 40%, were among the region's leaders.*

On the other hand, non-performing loans and slowing economies contributed to falling share prices in some Asian developing nations such as Indonesia, which declined 30.6% over the one-year period. Latin American stock markets also dropped sharply in the wake of falling commodity prices, ripple effects of Asia's financial crises, and investor concerns about the devaluation of the Brazilian real. Measured in U.S. dollars, Mexico's Bolsa Index plunged 37.4% and Brazil's Bovespa Index dropped 38.2%.*


*Sources: Standard & Poor's Micropal and Bloomberg. Indices are unmanaged. Price appreciation or depreciation is measured in U.S. dollars and includes reinvested dividends or interest. One cannot invest directly in an index. Dow Jones Industrial Average's total return is calculated by Wilshire Associates Inc.


                                       2

PAGE


It is important to remember, of course, that all securities markets move up or down, and bad years can be mixed with good years. Since no one can predict exactly how financial markets will perform, we urge you to exercise patience and focus not on short-term market movements, but on your long-term investment goals.

We appreciate your participation in the Templeton Retirement Annuity and look forward to serving your investment needs in the years to come.

Sincerely,

/s/CHARLES E. JOHNSON
Charles E. Johnson
President
Templeton Variable Products Series Fund



/s/RICHARD P. AUSTIN
Richard P. Austin
President
Templeton Funds Annuity Company


                                       3

PAGE


TEMPLETON STOCK FUND



Investment Objective: Templeton Stock Fund seeks capital growth through a policy of investing primarily in common stocks issued by companies, large and small, in various nations throughout the world.


MANAGER'S DISCUSSION

During the 12 months under review, global stock markets experienced severe volatility and provided mixed results. Although benign inflation and low interest rates contributed to a considerable rise in U.S. and European stock markets, Asia's financial turmoil and Russia's economic meltdown helped lead to disappointing performances in many emerging markets.


NORTH AMERICA

The U.S. equity market surged upward during the reporting period, as the Standard & Poor's(R) 500 Stock Index delivered a return of more than 20% for the fourth consecutive year.(1) Within this environment, finding U.S. stocks that meet our value criteria proved difficult, and at the end of the reporting period, the Fund was underweighted in domestic holdings compared to the Morgan Stanley Capital International(R) (MSCI) World Index.(2) However, two of our holdings, Ford Motor Co. and Home Depot Inc., rose 81.9% and 107.9%, respectively, and we sold our American Express shares at a significant profit.


EUROPE

During the past three years, Europe continued to progress toward a single currency, as a number of European countries tightened fiscal policy to meet membership requirements of the European Economic Union. Italy and Spain reduced inflation and public debt, the French and German economies slowed, and interest rates throughout Europe fell. Although many European stock markets performed well in 1998, our value style of investing made it difficult to find bargain stocks there. However, we initiated a position in Firstbus Plc., a U.K. transportation company. During the period our holdings of Astra AB, A&B and Telefonica SA rose considerably, and we sold shares of Lex Service Plc., a major auto retailer, at a substantial profit.

(1) Source: Standard & Poor's Micropal. Index is unmanaged and includes reinvested dividends. One cannot invest directly in an index.

(2) The MSCI World Index includes approximately 1,500 companies representing the stock markets of 22 countries, including the U.S., Canada, the United Kingdom, and Japan.

You may find a complete listing of the Fund's portfolio holdings, including the number of shares and dollar value, beginning on page x of this report.


GEOGRAPHIC DISTRIBUTION
TEMPLETON STOCK FUND
BASED ON TOTAL NET ASSETS
12/31/98

[This chart shows in pie format the geographic distribution of Templeton Stock Fund's portfolio holdings on December 31, 1998, based on total net assets.]


[PIE CHART]


EUROPE                          49.4%

NORTH AMERICA                   28.0%

LATIN AMERICA                    9.4%

ASIA                             7.5%

AUSTRALIA/NEW ZEALAND            4.9%

MIDDLE EAST/AFRICA               0.7%

SHORT-TERM
INVESTMENTS & OTHER
NET ASSETS                       0.1%




TOP 10 COUNTRIES
REPRESENTED IN THE FUND
TEMPLETON STOCK FUND
12/31/98

[This chart shows in table format the top 10 countries represented in Templeton Stock Fund as of December 31, 1998, based on total net assets.]



                       % OF TOTAL
COUNTRY                NET ASSETS
---------------------------------
UNITED STATES               21.6%

UNITED KINGDOM              10.6%

FRANCE                       9.8%

NETHERLANDS                  6.3%

SWEDEN                       5.4%

HONG KONG                    4.5%

AUSTRALIA                    4.0%

SPAIN                        4.0%

BRAZIL                       3.9%

SWITZERLAND                  3.9%



                                                                            TS-1

PAGE


TOP 10 HOLDINGS
TEMPLETON STOCK FUND
12/31/98

[The following chart shows in table format the top 10 holdings of Templeton Stock Fund as of December 31, 1998, based on total net assets.]




COMPANY,
INDUSTRY,                              % OF TOTAL
COUNTRY                                NET ASSETS
-------------------------------------------------
INTEL CORP.
ELECTRONIC COMPONENTS &
INSTRUMENTS, U.S.                            2.7%

ZURICH ALLIED AG
INSURANCE, SWITZERLAND                       2.5%

AXA-UAP
FINANCIAL SERVICES, FRANCE                   2.5%

IBERDROLA SA, BR.
UTILITIES ELECTRIC & GAS, SPAIN              2.0%

RHONE-POULENC SA, A
CHEMICALS, FRANCE                            1.9%

ING GROEP NV
FINANCIAL SERVICES, NETHERLANDS              1.9%

SAFEWAY PLC.
MERCHANDISING, UNITED KINGDOM                1.8%

MOTOROLA INC.
ELECTRICAL & ELECTRONICS, U.S.               1.8%

FANNIE MAE
FINANCIAL SERVICES, U.S.                     1.8%

ANTEC CORP.
ELECTRICAL & ELECTRONICS, U.S.               1.7%


For a complete list of portfolio holdings, please see the Fund's Statement of Investments.


ASIA

Although many Asian stock markets rallied toward the end of the reporting period, this region continued to be a difficult environment for investors for many reasons, including concerns about debt repayments, currency devaluations and corporate bankruptcies. Compared to the MSCI World Index, we were underweighted in Asia (especially in Japan, where we felt most share prices were overvalued), and on December 31, 1998, our Asian exposure represented only 7.5% of total net assets.


LATIN AMERICA

Throughout the year, Asia's economic malaise and Russia's financial collapse were among the events that negatively impacted Latin American equity markets, where we were overweighted compared to the Morgan Stanley Capital International(R) (MSCI) World Index.(2) Because of its heavy debt refinancing schedule and overvalued currency, Brazil, in particular, was placed in an extremely vulnerable position. Apparently, believing that the Brazilian government would be forced to devalue the real (its currency) to make exports more competitive, a number of investors withdrew money from Brazil, and its stock market plummeted 38.2% during the reporting period.(3) Many investors seemed to think that most emerging-market economies were at risk, and other South American equity markets also plunged. Taking advantage of price declines, we initiated a position in Perez Companc SA, B, one of Argentina's largest oil and gas companies.

Looking forward, we are optimistic about international equity markets' long-term prospects, but believe significant risks still exist for global investors. Many nations now depend on exports to the U.S., and if consumer demand slackens there, the global economy could be hurt.

Please remember, this discussion reflects our views, opinions and portfolio holdings as of December 31, 1998, the end of the reporting period. However, market and economic conditions are changing constantly, which may affect our strategies and the Fund's portfolio composition. Although past performance is not predictive of future results, these insights may help you understand our investment and management philosophy.



(2) The MSCI World Index includes approximately 1,500 companies representing the stock markets of 22 countries, including the U.S., Canada, the United Kingdom, and Japan.

(3) Source: Bloomberg. Market return is measured in U.S. dollars and includes reinvested dividends.



TS-2

PAGE


It is important to remember that foreign securities investments involve special risks including changes in currency values, market price swings, and economic, social, and political developments in the countries where the portfolios are invested. Developing markets involve similar but heightened risks related to their smaller size and lesser liquidity. These risks are discussed in the prospectus.

We thank you for investing in Templeton Stock Fund and welcome your comments or suggestions.

Sincerely,


/s/ Mark R. Beveridge
Mark R. Beveridge, CFA, CIC
Portfolio Manager
Templeton Stock Fund



                                                                            TS-3

PAGE


TEMPLETON STOCK FUND
CLASS 1


PERFORMANCE SUMMARY AS OF 12/31/98

TOTAL RETURN INDEX COMPARISON
$10,000 INVESTMENT (1/1/89 - 12/31/98)

The MSCI World Index includes approximately 1,500 companies representing the stock markets of 22 countries, and includes reinvested dividends. The Consumer Price Index (CPI) is a commonly used measure of inflation. The Fund's performance differs from an index's because an index is not managed, does not contain cash (the Fund generally carries a certain percentage of cash at any given time), and includes no sales charges or management expenses. Of course, one cannot invest directly in an index, nor is an index representative of the Fund's portfolio. Sources for indices are Standard & Poor's Micropal and MSCI.


[The following line graph hypothetically compares the performance of Templeton Stock Fund Class 1 shares to that of the MSCI EAFE Index and the Consumer Price Index (CPI), based on a $10,000 investment from 1/1/89 - 12/31/98.]

[TOTAL RETURN INDEX COMPARISON LINE GRAPH]

Total Return Index Comparison
                  Templeton Stock Fund-Class I  MSCI World Index       CPI
                 ----------------------------------------------------------------
          1/1/89            $10,000                 $10,000          $10,000
         1/31/89            $10,467                 $10,364          $10,051
         2/28/89            $10,282                 $10,300          $10,091
         3/31/89            $10,478                 $10,236          $10,149
         4/30/89            $10,721                 $10,474          $10,216
         5/31/89            $10,692                 $10,218          $10,274
         6/30/89            $10,526                 $10,105          $10,299
         7/31/89            $11,219                 $11,248          $10,324
         8/31/89            $11,502                 $10,978          $10,341
         9/30/89            $11,473                 $11,290          $10,373
        10/31/89            $10,809                 $10,915          $10,424
        11/30/89            $10,985                 $11,353          $10,448
        12/31/89            $11,463                 $11,719          $10,464
         1/31/90            $11,043                 $11,174          $10,572
         2/28/90            $11,112                 $10,697          $10,622
         3/31/90            $11,309                 $10,053          $10,680
         4/30/90            $10,882                  $9,909          $10,697
         5/31/90            $11,706                 $10,955          $10,722
         6/30/90            $11,716                 $10,879          $10,780
         7/31/90            $11,716                 $10,980          $10,821
         8/31/90            $10,872                  $9,954          $10,920
         9/30/90             $9,878                  $8,906          $11,012
        10/31/90             $9,749                  $9,739          $11,078
        11/30/90            $10,047                  $9,581          $11,102
        12/31/90            $10,216                  $9,784          $11,102
         1/31/91            $10,772                 $10,143          $11,169
         2/28/91            $11,498                 $11,084          $11,186
         3/31/91            $11,418                 $10,759          $11,202
         4/30/91            $11,429                 $10,845          $11,218
         5/31/91            $11,797                 $11,093          $11,251
         6/30/91            $11,194                 $10,410          $11,285
         7/31/91            $11,868                 $10,903          $11,302
         8/31/91            $12,042                 $10,870          $11,334
         9/30/91            $12,144                 $11,157          $11,385
        10/31/91            $12,298                 $11,340          $11,401
        11/30/91            $11,960                 $10,848          $11,434
        12/31/91            $13,003                 $11,640          $11,443
         1/31/92            $13,044                 $11,426          $11,459
         2/29/92            $13,463                 $11,230          $11,501
         3/31/92            $13,187                 $10,704          $11,559
         4/30/92            $13,626                 $10,854          $11,575
         5/31/92            $14,128                 $11,288          $11,592
         6/30/92            $13,783                 $10,912          $11,633
         7/31/92            $13,814                 $10,942          $11,659
         8/31/92            $13,522                 $11,210          $11,691
         9/30/92            $13,532                 $11,109          $11,724
        10/31/92            $13,407                 $10,811          $11,766
        11/30/92            $13,647                 $11,006          $11,782
        12/31/92            $13,929                 $11,097          $11,775
         1/31/93            $14,117                 $11,136          $11,833
         2/28/93            $14,441                 $11,402          $11,874
         3/31/93            $14,907                 $12,065          $11,916
         4/30/93            $15,141                 $12,626          $11,949
         5/31/93            $15,621                 $12,920          $11,965
         6/30/93            $15,706                 $12,813          $11,982
         7/31/93            $15,940                 $13,079          $11,982
         8/31/93            $16,983                 $13,681          $12,015
         9/30/93            $17,111                 $13,430          $12,040
        10/31/93            $17,835                 $13,802          $12,090
        11/30/93            $17,388                 $13,024          $12,098
        12/31/93            $18,666                 $13,663          $12,098
         1/31/94            $19,699                 $14,567          $12,132
         2/28/94            $18,996                 $14,381          $12,174
         3/31/94            $18,115                 $13,763          $12,215
         4/30/94            $18,395                 $14,191          $12,232
         5/31/94            $18,643                 $14,230          $12,239
         6/30/94            $18,104                 $14,193          $12,281
         7/31/94            $19,020                 $14,465          $12,313
         8/31/94            $19,710                 $14,904          $12,364
         9/30/94            $19,106                 $14,515          $12,397
        10/31/94            $19,300                 $14,930          $12,406
        11/30/94            $18,481                 $14,285          $12,422
        12/31/94            $18,255                 $14,426          $12,422
         1/31/95            $18,029                 $14,213          $12,471
         2/28/95            $18,573                 $14,423          $12,521
         3/31/95            $18,902                 $15,120          $12,562
         4/30/95            $19,626                 $15,650          $12,604
         5/31/95            $20,361                 $15,787          $12,629
         6/30/95            $20,833                 $15,785          $12,654
         7/31/95            $21,864                 $16,578          $12,653
         8/31/95            $21,634                 $16,212          $12,688
         9/30/95            $22,248                 $16,687          $12,711
        10/31/95            $21,743                 $16,428          $12,753
        11/30/95            $22,259                 $17,001          $12,744
        12/31/95            $22,862                 $17,502          $12,736
         1/31/96            $23,312                 $17,821          $12,811
         2/29/96            $23,695                 $17,932          $12,852
         3/31/96            $24,197                 $18,235          $12,918
         4/30/96            $24,723                 $18,666          $12,968
         5/31/96            $25,090                 $18,686          $12,993
         6/30/96            $25,273                 $18,784          $13,001
         7/31/96            $24,197                 $18,124          $13,026
         8/31/96            $25,041                 $18,336          $13,051
         9/30/96            $25,640                 $19,057          $13,092
        10/31/96            $26,032                 $19,193          $13,134
        11/30/96            $27,414                 $20,272          $13,159
        12/31/96            $27,989                 $19,951          $13,159
         1/31/97            $29,163                 $20,194          $13,200
         2/28/97            $29,059                 $20,430          $13,240
         3/31/97            $29,208                 $20,030          $13,273
         4/30/97            $29,046                 $20,688          $13,289
         5/31/97            $30,464                 $21,969          $13,281
         6/30/97            $32,111                 $23,067          $13,296
         7/31/97            $33,637                 $24,134          $13,312
         8/31/97            $31,733                 $22,523          $13,338
         9/30/97            $34,447                 $23,750          $13,371
        10/31/97            $31,382                 $22,504          $13,404
        11/30/97            $31,058                 $22,905          $13,396
        12/31/97            $31,314                 $23,188          $13,380
         1/31/98            $30,963                 $23,838          $13,404
         2/28/98            $33,083                 $25,455          $13,431
         3/31/98            $35,275                 $26,533          $13,458
         4/30/98            $35,546                 $26,796          $13,482
         5/31/98            $35,049                 $26,465          $13,507
         6/30/98            $34,643                 $27,096          $13,523
         7/31/98            $34,582                 $27,057          $13,539
         8/31/98            $28,111                 $23,452          $13,555
         9/30/98            $27,359                 $23,871          $13,572
        10/31/98            $29,872                 $26,034          $13,604
        11/30/98            $31,859                 $27,586          $13,604
        12/31/98            $32,177                 $28,938          $13,596


Expenses: Performance reflects the Fund's Class 1 operating expenses, but does not include any Contract fees, expenses, or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on Contract values and insurance benefits. See the Contract prospectus for a complete description of these expenses, including sales charges.


PERFORMANCE

Total return represents the cumulative or average annual change in value, assuming reinvestment of dividends and capital gains. Average returns smooth out variations in returns, which can be significant; they are not the same as year-by-year results.


TEMPLETON STOCK FUND - CLASS 1
PERIODS ENDED 12/31/98

                                                                           SINCE
                                                                         INCEPTION
                                          1-YEAR     5-YEAR    10-YEAR   (8/31/88)
----------------------------------------------------------------------------------
CUMULATIVE TOTAL RETURN                     1.26%     69.96%    221.77%    225.64%
AVERAGE ANNUAL TOTAL RETURN                 1.26%     11.18%     12.39%     12.08%
VALUE OF $10,000 INVESTMENT              $10,126    $16,996    $32,177    $32,564

                             12/31/94   12/31/95   12/31/96   12/31/97   12/31/98
----------------------------------------------------------------------------------
ONE-YEAR TOTAL RETURN           -2.20%     25.24%     22.48%     11.88%      1.26%

Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, currency volatility and the social, economic and political climates of countries where the Fund invests. Emerging markets involve heightened risks related to the same factors, in addition to those associated with their relatively small size and lesser liquidity. You may have a gain or loss when you sell your shares.


Past performance cannot predict or guarantee future results.


TS-4

PAGE



                       SUPPLEMENT DATED NOVEMBER 17, 1998
                      TO THE PROSPECTUS DATED MAY 1, 1998
                                       OF
                    TEMPLETON VARIABLE PRODUCTS SERIES FUND

I. THE SECTION "FOREIGN SECURITIES" UNDER "EXPLANATION OF RISK FACTORS" IS AMENDED BY DELETING THE FOURTH PARAGRAPH AND ADDING THE FOLLOWING TEXT AT THE END OF THE SECTION:

    Euro. On January 1, 1999, the European Monetary Union ("EMU") plans to introduce a new single currency, the Euro, which will replace the national currency for participating member countries. If a Fund holds investments in countries with currencies replaced by the Euro, the investment process, including trading, foreign exchange, payments, settlements, cash accounts, custody and accounting will be impacted.

    The process to establish the Euro may result in market volatility. It is not possible to predict the impact of the Euro on the business or financial condition of European issuers or on the Funds. The transition and the elimination of currency risk among EMU countries may change the economic environment and behavior of investors, particularly in European markets. To the extent a Fund holds non-U.S. dollar (Euro or other) denominated securities, it will still be exposed to currency risk due to fluctuations in those currencies versus the U.S. dollar.

    Franklin Resources, Inc. ("Resources"), the parent company of the Funds' Investment Managers, has created an interdepartmental team to handle all Euro-related changes to enable the Franklin Templeton Group of Funds to process transactions accurately and completely with minimal disruption to business activities. While there can be no assurance that the Funds will not be adversely affected, the Investment Managers and their affiliated service providers are taking steps that they believe are reasonably designed to address the Euro issue.

II.  THE SECTION "YEAR 2000" UNDER "OTHER INFORMATION" IS REPLACED WITH THE
     FOLLOWING:

    Year 2000 Problem. The Funds' business operations depend upon a worldwide network of computer systems that contain date fields, including securities trading systems, securities transfer agent operations and stock market links. Many of the systems currently use a two digit date field to represent the date, and unless these systems are changed or modified, they may not be able to distinguish the Year 1900 from the Year 2000 (commonly referred to as the Year 2000 problem). In addition, the fact that the Year 2000 is a non-standard leap year may create difficulties for some systems.

    When the Year 2000 arrives, the Funds' operations could be adversely affected if the computer systems used by the Investment Managers, their service providers and other third parties they do business with are not Year 2000 ready. For example, the Funds' portfolio holdings and operational areas could be impacted, including securities trade processing, interest and dividend payments, securities pricing, shareholder account services, reporting, custody functions and others. The Funds could experience difficulties in effecting transactions if any of their foreign subcustodians, or if foreign broker/dealers or foreign markets are not ready for Year 2000.

    In evaluating current and potential portfolio positions, Year 2000 is only one of the factors that the Funds' Investment Managers take into consideration. The Investment Managers will rely upon public filings and other statements made by companies regarding their Year 2000 readiness. Issuers in countries outside of the U.S., and in particular in emerging markets, may not be required to make the same level of disclosure regarding Year 2000 readiness that is required in the U.S. The Investment Managers, of course, cannot audit each company and their major suppliers to verify their Year 2000 readiness. If a company any Fund is invested in is adversely affected by Year 2000 problems, it is likely that the price of its security will also be adversely affected. A decrease in the value of one or more of a Fund's fund holdings will have a similar impact on the price of the Fund's shares.

    The Investment Managers and their affiliated service providers are making a concerted effort to take steps they believe are reasonably designed to address their Year 2000 problems. Of course, the Funds' ability to reduce the effects of the Year 2000 problem is also very much dependent upon the efforts of third parties over which the Funds and their Investment Managers may have no control.

Please keep this supplement with your prospectus for future reference.

                                                                           PS- 1

PAGE



TEMPLETON FUNDS RETIREMENT ANNUITY SEPARATE ACCOUNT
Financial Statements

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 1998

Assets:
 Investment in Templeton Variable Products Series
  Fund - Templeton Stock Fund, at value (cost
  $11,455,760)..............................................  $10,549,365
 Receivable from Templeton Funds Annuity Company............       28,205
                                                              -----------
Net assets..................................................  $10,577,570
                                                              -----------
                                                              -----------
Net assets attributable to annuitants - Annuity reserves
  (Note 1)..................................................  $10,577,570
                                                              -----------
                                                              -----------

                       See Notes to Financial Statements.
                                                                           SA- 1

PAGE



TEMPLETON FUNDS RETIREMENT ANNUITY SEPARATE ACCOUNT
Financial Statements (continued)

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 1998

Investment Income:
Income:
 Dividend distributions.....................................  $   291,498
 Capital gains distributions................................    2,103,695
                                                              -----------
   Total income.............................................    2,395,193
Expenses:
 Periodic charge (Note 2)...................................      132,694
                                                              -----------
Net investment income.......................................    2,262,499
                                                              -----------
Realized and unrealized gain on investments:
 Net realized gain on investments...........................      208,281
 Unrealized depreciation of investments.....................   (2,513,058)
                                                              -----------
 Net loss on investments....................................   (2,304,777)
                                                              -----------
Net decrease in net assets from operations..................  $   (42,278)
                                                              -----------
                                                              -----------

                       See Notes to Financial Statements.
SA- 2

PAGE

TEMPLETON FUNDS RETIREMENT ANNUITY SEPARATE ACCOUNT
Financial Statements (continued)

STATEMENT OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31, 1998 AND 1997

                                                                 1998           1997
                                                              --------------------------
Increase (decrease) in net assets from operations:
 Net investment income......................................  $ 2,262,499    $ 2,352,947
 Net realized gain on investments...........................      208,281        535,182
 Unrealized depreciation of investments for the year........   (2,513,058)    (1,507,974)
                                                              --------------------------
   Net increase (decrease) in net assets from operations....      (42,278)     1,380,155
                                                              --------------------------
Annuity unit transactions:
 Proceeds from units sold...................................            0         42,451
 Annuity payments...........................................   (1,517,338)    (1,620,684)
Increase (decrease) in annuity reserves for morality
  experience (Note 1).......................................      (23,139)        40,226
                                                              --------------------------
   Net decrease in net assets derived from annuity unit
     transactions...........................................   (1,540,477)    (1,538,007)
                                                              --------------------------
      Total decrease in net assets..........................   (1,582,755)      (157,852)
Net assets:
 Beginning of year..........................................   12,160,325     12,318,177
                                                              --------------------------
 End of year................................................  $10,577,570    $12,160,325
                                                              --------------------------
                                                              --------------------------

                       See Notes to Financial Statements.
                                                                           SA- 3

PAGE

TEMPLETON FUNDS RETIREMENT ANNUITY SEPARATE ACCOUNT
Notes to Financial Statements

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The Templeton Funds Retirement Annuity Separate Account (the Separate Account) was established on February 4, 1987 by resolution of the Board of Directors of Templeton Funds Annuity Company (the Company) and is registered under the Investment Company Act of 1940 as a unit investment trust. The Separate Account is sold exclusively for use with the Templeton Retirement Annuity, an immediate variable annuity designed for distributing the benefits of tax deferred retirement plans. On May 8, 1998, the Separate Account's shares in the Templeton Variable Annuity Fund valued at $13,354,827 were exchanged for shares of equal value in the Templeton Variable Products Series Fund - Templeton Stock Fund Class 1. As of December 31, 1998, all assets of the Separate Account are invested in the Templeton Variable Products Series Fund - Templeton Stock Fund Class 1. The following is a summary of significant accounting policies followed by the Separate Account in the preparation of its financial statements.

a. VALUATION OF SECURITIES:

Investments in shares of the Fund are carried in the Statement of Assets and Liabilities at net asset value (market value).

b. DIVIDENDS:

Dividend income and capital gain distributions are recorded as income on the ex-dividend date and reinvestment in additional shares of the Fund.

c. INCOME TAXES:

Operations of the Separate Account from a part of the Company, which is taxed as a life insurance company under the Internal Revenue Code (the Code). Under current law, no federal income taxes are payable with respect to the Separate Account. Under the principles set forth in Internal Revenue Service Ruling 81-225 and Section 817(h) of the Code and regulations thereunder, the Company understands that it will be treated as owner of the assets invested in the Separate Account for federal income tax purposes, with the result that earnings and gains, if any, derived from those assets will not be included in an Annuitant's gross income until amounts are received pursuant to an Annuity.

d. ANNUITY RESERVES:

Annuity reserves are computed according to the 1983a Blended Unisex Mortality Table, with a 50% male/female content. The assumed interest rates are 9%, 7% and 3%. Charges to annuity reserves for mortality experience are reimbursed to the Company if the reserves required are less than originally estimated. If additional reserves are required, the Company reimburses the Separate Account.

2. PERIODIC CHARGE

The Company assesses a Periodic Charge against the Separate Account, equal on an annual basis to 1.1% of Separate Account assets. The Periodic Charge, in the following amounts, compensates the Company for expenses of administering the Separate Account and for assuming the risks that mortality experience will be lower than the rate assumed and that expenses will be greater than what is assumed: 0.3% of average annual net assets to cover expenses, 0.3% to cover expense risk and 0.5% to cover the mortality risk. The Periodic Charge is guaranteed as to Annuities issued prior to the effective date of any change in the Periodic Charge.

3. INVESTMENT TRANSACTIONS

During the period ended December 31, 1998, purchases and sales of Templeton Variable Annuity Fund aggregated $2,395,193 and $529,867 respectively. For Templeton Products Series Fund - Templeton Stock Fund Class 1 shares purchases and sales aggregated $0 and $1,257,963 respectively. Realized gains and losses are reported on an identified cost basis.

SA- 4

PAGE


TEMPLETON FUNDS RETIREMENT ANNUITY SEPARATE ACCOUNT
Notes to Financial Statement (continued)

4. CONCENTRATIONS OF CREDIT RISK

Financial instruments which potentially subject the Separate Account to concentrations of credit risk consist of investments in the Templeton Variable Products Series Fund - Templeton Stock Fund Class 1. The Fund's investment securities are managed by professional investment managers within established guidelines. As of December 31, 1998, in management's opinion, the Separate Account had no significant concentration of credit risk.

                                                                           SA- 5

PAGE



TEMPLETON FUNDS RETIREMENT ANNUITY SEPARATE ACCOUNT
REPORT OF INDEPENDENT ACCOUNTANTS
The Participants of
Templeton Funds Retirement Annuity Separate Account

In our opinion, the accompanying statement of assets and liabilities and the related statements of operations and of changes in net assets present fairly, in all material respects, the financial position of the Templeton Funds Retirement Annuity Separate Account at December 31, 1998, and the results of its operations for the year then ended and the changes in its net assets for each of the two years in the period ended December 31, 1998 in conformity with generally accepted accounting principles. These financial statements are the responsibility of the Separate Account's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for the opinion expressed above.

PriceWaterhouseCoopers, L.L.P.
Jacksonville, Florida
February 12, 1999

SA- 6

PAGE

                      This page intentionally left blank.

PAGE

                      This page intentionally left blank.

PAGE

                      This page intentionally left blank.